TIAA Retirement Annuity Accounts Exhibit 99.1 TIAA Real Estate Account Real Estate As of 12/31/2019 1 2 Portfolio Net Assets Inception Date Symbol Estimated Annual Expenses $27.3 Billion 10/02/1995 QREARX 0.83% Investment Description Performance The Account seeks to generate favorable total returns primarily through rental income and Total Return Average Annual Total Return appreciation of real estate investments and real Since estate-related investments and offers investors guaranteed, daily liquidity. The Account intends QTD YTD 1 Year 3 Years 5 Years 10 Years Inception to invest between 75% and 85% of its net assets TIAA Real Estate Account 1.19% 5.51% 5.51% 4.89% 5.60% 8.57% 6.25% directly in real estate or real estate-related investments, which TIAA believes have the The returns quoted represent past performance, which is no guarantee of future results. Returns and the potential to generate rental income and appreciation. The remainder of its investments principal value of your investment will fluctuate. Current performance may be higher or lower than that will be invested in publicly traded, liquid shown, and you may have a gain or a loss when you redeem your accumulation units. For current investments. performance information, including performance to the most recent month-end, please visit TIAA.org, or call 800-842-2252. Performance may reflect waivers or reimbursements of certain expenses. Absent these Learn More waivers or reimbursement arrangements, performance may be lower. 1 The total annual expense deduction, which includes investment management, administration, and distribution For more information please contact: 800-842-2252 expenses, mortality and expense risk charges, and the liquidity guarantee, is estimated each year based on Weekdays, 8 a.m. to 10 p.m. (ET), projected expense and asset levels. Differences between actual expenses and the estimate are adjusted Saturdays, 9 a.m. to 6 p.m. (ET), quarterly and are reflected in current investment results. Historically, adjustments have been small. or visit TIAA.org 2 The Account's total annual expense deduction appears in the Account's prospectus, and may be different than that shown herein due to rounding. Please refer to the prospectus for further details. Hypothetical Growth of $10,000 The chart illustrates the performance $2 6, 50 0 of a hypothetical $10,000 investment 12/19 $2 1, 50 0 on December 31, 2009 and redeemed on December 31, 2019. $1 6, 50 0 $1 1, 50 0 — TIAA Real Estate Account $22,766 $6 ,5 00 $1 ,5 00 12/09 6/11 12/12 6/14 12/15 6/17 12/18 The total returns are not adjusted to reflect sales charges, the effects of taxation or redemption fees, but are adjusted to reflect actual ongoing expenses, and assume reinvestment of dividends and capital gains, net of all recurring costs. Properties by Type (As of 12/31/2019) Properties by Region (As of 12/31/2019) % of Real Estate Investments3 4 % of Real Estate Investments3 Office 37.0 West 39.6 Apartment 26.2 East 32.4 Retail 19.3 South 25.7 Industrial 15.8 Midwest 2.3 Other 1.7 3 Wholly owned properties are represented at fair value and gross of any debt, while joint venture properties are represented at the net equity value. 4 Other properties represents interests in Storage Portfolio investments, a hotel investment and land. Please refer to the next page for important disclosure information.

TIAA Retirement Annuity Accounts TIAA Real Estate Account Real Estate As of 12/31/2019 Portfolio Composition (As of 12/31/19) Market Recap Investments by Type % of Net Assets Real estate fundamentals to remain solid in near-term Real Estate Properties (Net Of Debt) 48.6% The Bureau of Labor Statistics reported that the U.S. economy added 553,000 jobs during the fourth quarter of 2019 compared to 578,000 jobs during the third quarter of 2019. The economy Real Estate Joint Venture And Limited 27.5% created an average of 184,000 jobs over the past three months, above the trailing 12-month Partnerships average of 176,000. The unemployment rate declined to 3.5% for the fourth quarter, 10 bps lower Marketable Securities Other 15.2% than the rate achieved at the end of the third quarter in 2019. Loans Receivable (Net Of Debt) 5.6% Finance and professional services have been the drivers of demand for office space. The financial Marketable Securities Real Estate 3.0% services sector saw a decrease in jobs added, from 42,000 in the third quarter to 36,000 jobs in Related the fourth quarter. The professional and business services sector, which includes many facets of Other (Net Receivable/Liability) 0.1% technology-related employment, experienced a slight decrease in jobs added, adding 98,000 jobs in the fourth quarter, down from 102,000 jobs added in the third quarter. 5 Top 10 Holdings (As of 12/31/19) The national office vacancy rate remained unchanged at 12.1%. Suburban vacancy remained flat at 13.1%, while downtown vacancy increased by 10 bps, to 10.3%. Of the 63 markets tracked by CB 6 % of Total Investments Richard Ellis Econometric Advisors (“CBRE-EA”), vacancy rates declined in 31, rose in 31 and were Fashion Show 3.4% unchanged in 1 market. The office sector continues to shift from traditional to flexible space as tenants continue to customize their space. The share of employees telecommuting to work had SITE Centers Corp 3.0% reached 3% according to Federal Reserve. The Florida Mall 2.7% The national industrial availability rate edged up by 3.5 bps reaching 7.3% in the fourth quarter. The Simpson Housing Portfolio 2.5% availability rates decreased in 27 of the 64 industrial markets tracked by CBRE-EA. Industrial 1001 Pennsylvania Avenue 2.4% market conditions are influenced by GDP growth, international trade, and consumer spending, specifically e-commerce spending. Rising e-commerce demand should continue to drive demand for Colorado Center 1.9% warehouse space. 99 High Street 1.7% The national apartment vacancy rate increased by 60 bps, to 4.3% in the fourth quarter, up from a Ontario Industrial Portfolio 1.5% historically low 3.7% vacancy rate achieved in the third quarter, according to RealPage. Fourth Four Oaks Place 1.3% quarter’s occupancy continued with the strong upward trend achieved during the previous quarter. Strong job growth, wage growth and delayed deliveries have helped sustain strong occupancy. Lincoln Centre 1.3% Total 21.7% Preliminary data from the U.S. Census Bureau indicates that retail sales excluding motor vehicles and parts increased 0.3% in the third quarter and 3.8% on a year-over-year basis. The national retail availability rate (for neighborhood, community and strip centers) decreased slightly to 8.6% in the fourth quarter, according to CBRE-EA. A tight labor market and stable unemployment are supporting strong consumer confidence, which should ultimately continue to generate retail real estate demand. Note: Data subject to revision. Important Information 5 The top 10 holdings are subject to change and may not be representative of the Account’s current or future investments. The holdings listed only include the Account’s long-term investments. Money market instruments and/or futures contracts, if applicable, are excluded. The holdings do not include the Account’s entire investment portfolio and should not be considered a recommendation to buy or sell a particular security. 6Real estate fair value is presented gross of debt. Investments in joint ventures are presented at the Account's ownership interest. Fashion Show is held in a joint venture with Brookfield Property Partners LP, in which the Account holds 50% interest, and is presented gross of debt. As of December 31, 2019, this debt had a fair value of $427.0 million. The joint venture with SITE Centers Corp, in which the Account holds an 85% interest, consists of 21 retail properties located in 10 states, and is presented gross of debt. As of December 31, 2019, this debt had a fair value of $159.2 million. The Florida Mall is held in a joint venture with Simon Property Group, L.P., in which the Account holds a 50% interest, and is presented gross of debt. As of December 31, 2019, this debt had a fair value of $156.9 million. Simpson Housing Portfolio is held in a joint venture with Simpson Housing LP, in which the Account holds an 80% interest, and is presented gross of debt. As of December 31, 2019, this debt had a fair value of $401.3 million. 1001 Pennsylvania Avenue is presented gross of debt. As of December 31, 2019, this debt had a fair value of $322.8 million. Colorado Center is held in a joint venture with EOP Operating LP, in which the Account holds a 50% interest, and is presented gross of debt. As of December 31, 2019, this debt had a fair value of $277.2 million. 99 High Street is presented gross of debt. As of December 31, 2019, this debt had a fair value of $286.3 million. Four Oaks Place is held in a joint venture with Allianz US Private REIT LP, in which the Account holds a 51% interest, and is presented gross of debt. As of December 31, 2019, this debt had a fair value of $84.9 million. Continued on next page…

TIAA Retirement Annuity Accounts TIAA Real Estate Account Real Estate As of 12/31/2019 Real estate investment portfolio turnover rate was 7.8% for the year ended 12/31/2019. Real estate investment portfolio turnover rate is calculated by dividing the lesser of purchases or sales of real estate property investments (including contributions to, or return of capital distributions received from, existing joint venture and limited partnership investments) by the average value of the portfolio of real estate investments held during the period. Marketable securities portfolio turnover rate was 28.7% for the year ended 12/31/2019. Marketable securities portfolio turnover rate is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period. Teachers Insurance and Annuity Association of America (TIAA), New York, NY, issues annuity contracts and certificates. TIAA-CREF Individual & Institutional Services, LLC, Member FINRA and SIPC, distributes securities products. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not deposits, are not insured by any federal government agency, are not a condition to any banking service or activity and may lose value. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TIAA REAL ESTATE ACCOUNT. PLEASE CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING AND CAREFULLY READ THE PROSPECTUS. ADDITIONAL COPIES OF THE PROSPECTUS CAN BE OBTAINED BY CALLING 877-518-9161. A Note About Risks In general, the value of the TIAA Real Estate Account will fluctuate based on the underlying value of the direct real estate or real estate-related securities in which it invests. The risks associated with investing in the Real Estate Account include the risks associated with real estate ownership including among other things fluctuations in property values, higher expenses or lower income than expected, risks associated with borrowing and potential environmental problems and liability, as well as risks associated with participant flows and conflicts of interest. For a more complete discussion of these and other risks, please consult the prospectus. ©2020 Teachers Insurance and Annuity Association of America-College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017 Continued on next page… 1068379